                                                                   EXHIBIT 10.19

                      NOTE AND WARRANT PURCHASE AGREEMENT


          This NOTE AND WARRANT PURCHASE AGREEMENT (this "Agreement") is entered into as of December 2, 1998 by and among Prosoft I-Net Solutions, Inc., a Nevada corporation (the "Borrower"), and the persons or entities listed on Schedule 1 hereto (collectively, the "Lenders").

                                R E C I T A L S
                                - - - - - - - -

          A. The Borrower desires to borrow up to $2,000,000 from the Lenders in order to meet its needs for additional working capital.

          B. Each of the Lenders desires to make a loan (a "Loan") by purchasing a convertible promissory note in the amount set forth opposite its name on Schedule 1 hereto (a "Note") to be issued by the Borrower in substantially the form of Exhibit A hereto in the principal amount of such Lender's Loan.

          C. In consideration of the making of the Loans by the Lenders, the Borrower desires to sell and issue to the Lenders warrants ("Warrants") in substantially the form of Exhibit B hereto entitling the holder to purchase shares of its Common Stock ("Common Stock"), as provided in this Agreement.


                               A G R E E M E N T
                               - - - - - - - - -

          In consideration of the foregoing recitals and the mutual promises and covenants contained in this Agreement, the parties to this Agreement agree as follows:

          1.   Loans.  Upon the terms and subject to the conditions contained
               -----
herein, each of the Lenders hereby agrees to make a Loan to the Borrower in the amount indicated opposite such Lender's name on Schedule 1 hereto, and the Borrower agrees to issue and sell to each Lender a Note in the principal amount of such Loan. The Notes shall bear simple interest at a rate per annum equal to 13%, payable quarterly in arrears in either (i) cash or (ii) at the option of Borrower, cash and up to 50% in shares of Common Stock. For purposes of such interest payments, the Common Stock will be valued at the average closing bid price per share for the Common Stock for the five (5) business days prior to the due date for the interest payment. The Notes shall provide for no principal payments until November 30, 2003, at which time all unpaid principal and accrued but unpaid interest shall be due and payable. The Borrower shall have the right to prepay without penalty all or any part of the unpaid balance of the Notes at any time; provided, however, Borrower shall give each Lender thirty (30) days' prior written notice of any prepayment and the Note shall remain convertible as set forth below during that period and prior to prepayment.

          2.   Conversion.
               ----------

          (a) Optional Conversion of Notes.  The principal amount of each of the
              ----------------------------
Notes shall be convertible at any time, or from time to time, at the option of the holder thereof, into shares of Common Stock at a conversion price of $1.60 per share (the average closing bid price per share of the Common Stock for the five (5) business days prior to the date of the letter of commitment from the Lenders). Any Lender wishing to convert his Note shall notify the Borrower in writing and shall designate that portion of the principal amount of his Note, excluding accrued but unpaid interest, which he elects to convert. Not later than ten (10) business days after delivery of such notice, Lender shall surrender his Note in exchange for the shares of Common Stock into which his
Note is being converted, and shall also receive cash or a combination of cash plus Common Stock pursuant to Section 1, equal to all accrued but unpaid interest on such converted amount to the date of conversion. If less than all of a Note is being converted, Borrower shall return a new Note to the Lender on the same terms and conditions and in the amount of the non-converted portion of the original Note.

          (b) Adjustments to Conversion Price.
              -------------------------------

              (i) The conversion price and the number of shares of Common Stock to be issued upon conversion of the Notes shall be adjusted as follows:

          (A) If at any time after the date hereof the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, on the record date of such stock dividend, subdivision, or split-up, the conversion price shall be appropriately decreased in proportion to such increase of outstanding shares.

          (B) If at any time after the date hereof the number of shares of Common Stock outstanding is decreased by a reverse stock split or other combination of the outstanding shares of Common Stock, then, on the effective date of such reverse stock split or other combination, the conversion price shall be appropriately increased in proportion to such decrease in outstanding shares.

              (ii) All calculations under this Section 2(b) shall be made to the nearest cent or to the nearest one-hundredth (1/100) of a share, as the case may be. No fractional shares of Common Stock shall be issued upon conversion of the Notes. Any fractional shares of Common Stock which might otherwise be issued upon conversion of the Notes shall be rounded to the nearest whole share (with one-half rounded up).

              (iii) If at any time or from time to time there is a capital reorganization or any merger of the Borrower with or into any other corporation or corporations or a sale of all or substantially all of the assets of the Borrower to any other person or any voluntary or involuntary liquidation, dissolution or winding up of the Borrower (any such transaction referred to herein as a

"Reorganization") involving the Common Stock then, as a part of such Reorganization, provision shall be made so that holders of the Notes shall thereafter be entitled to receive, upon conversion of the Notes, the number of shares of stock or other securities or property of the Borrower or of the successor corporation resulting from such Reorganization to which a holder of Common Stock deliverable upon conversion of the Notes would have been entitled on such Reorganization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 2(b) with respect to the rights of holder after such Reorganization to the end that the provisions of this Section 2(b) (including adjustments of the conversion price then in effect) shall be applicable after that event and be as nearly equivalent to the provisions hereof as may be practicable.

              (iv) (A) If at any time, or from time to time after the closing of the transactions contemplated by this Agreement, the Borrower issues or sells, or is deemed by the express provisions of this Section 2(b)(iv) to have issued or sold, additional shares of Common Stock in a Financing (as defined below), for a price less than the then Current Market Price (as defined below), then and in each such case the then existing conversion price shall be reduced as of the opening of business on the date of such issue or sale (or such deemed issue or sale) to the Adjusted Price (as defined below).

                    (B) For purposes of this Section 2(b)(iv), the following definitions shall apply:

                        (I) "Adjusted Price" shall mean (i) with respect to the issuance of equity securities, the price per share determined by multiplying the existing conversion price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Financing plus the number of shares of Common Stock which the aggregate consideration received by the Company in such Financing would have purchased at the existing conversion price, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such Financing plus the number of shares actually issued in such Financing and (ii) with respect to the issuance of options, rights or warrants entitling the holders thereof to subscribe for or purchase shares of equity securities, the price per share determined by multiplying the existing conversion price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Financing plus the number of shares of Common Stock which the aggregate consideration received by the Borrower in such Financing (including both the issue price of the options, rights or warrants and the exercise price thereof) would have purchased at the existing conversion price, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such Financing plus the number of shares such holders of options, rights and warrants would own if they exercised the options, rights or warrants received by them in the Financing. For the purposes of the foregoing calculation, the number of shares of Common Stock outstanding immediately prior to such Financing shall be calculated on a fully diluted basis, as if all outstanding warrants or options to purchase Common Stock had been fully exercised immediately prior to such Financing as of such date, but shall not include shares of Common Stock held in the treasury of the Borrower.

                        (II) "Financing" shall mean any issuances of equity securities or options, rights or warrants entitling the holders thereof to subscribe for or purchase equity securities by the Borrower for cash or any other form of consideration, but shall not include (i) the issuance of shares or options to employees, directors or consultants of the Borrower to the extent that all such issuances pursuant to this subclause (i) do not result in the issuance to employees, directors or consultants of the Borrower, at a price per share less than the then Current Market Price, of a number of shares (and/or options, rights or warrants to buy a number of shares) in excess of 10% of the outstanding shares of Common Stock in the aggregate as of the date of this Agreement, or (ii) the issuance of shares upon exercise of outstanding warrants or options described in the Form 10-K (as defined below).

                        (III) "Current Market Price" shall mean (i) if the Common Stock is exchange-traded or traded on the NASDAQ National Market System ("NMS"), the closing sale or last sale price per share of the Common Stock, (ii) if the security is regularly traded in any over-the-counter market other than NMS, the closing bid price per share of the Common Stock, and (iii) if the security is not traded as described in clause (i) or (ii), the per share fair market value of the security as determined in good faith by the Borrower's Board of Directors. Current Market Price as of a given date with respect to clauses
(i), (ii) and (iii) shall be determined as of the close of business on the day prior to the date of determination, or if no trading in the security takes place on such date, on the next preceding trading day on which there has been such trading.

                   (C) For the purpose of making any adjustment required under this Section 2(b)(iv), the consideration received by the Borrower for any issue or sale of securities shall (i) to the extent it consists of cash, be computed at the aggregate sales price paid in cash, (ii) to the extent it consists of property other than cash, be computed at the fair value of the property as determined in good faith by the Board of Directors of the Borrower, or (iii) if additional shares of Common Stock, other securities of the Borrower convertible into Common Stock ("Convertible Securities") or rights or options to purchase either additional shares of Common Stock or Convertible Securities are issued or sold together with other assets of the Borrower, for consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board of Directors of the Borrower to be allocable to such additional shares of Common Stock, Convertible Securities or rights or options; provided, however, if the Lenders reasonably disagree with any determination by the Board of Directors pursuant to this subsection, and such disagreement cannot be resolved by the parties within thirty (30) days, the Borrower shall select one independent appraiser, the Lenders shall select another independent appraiser and the two appraisers shall jointly select a third independent appraiser. The third appraiser shall then make its own determination regarding the disputed determination and such appraiser's final determination shall be binding on the parties. The costs of such appraiser shall be split equally between the Borrower and the Lenders.

                   (D) For the purpose of the adjustment required under this
Section 2(b)(iv), if the Borrower issues or sells Convertible Securities, then in each such case, the Borrower shall be deemed to have issued at the time of issuance of such Convertible Securities the maximum number of additional shares of Common Stock (determined without regard to adjustment provisions similar to those contained in this
Section 2) issuable upon exercise or conversion thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Borrower for the issuance of such Convertible Securities, plus, the minimum amount of consideration, if any, payable to the Borrower upon conversion (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities). No further adjustment of the conversion price, adjusted upon the issuance of such Convertible Securities, shall be made as a result of the actual issuance of additional shares of Common Stock upon exercise of such Convertible Securities; provided, however, that if such Convertible Securities shall expire prior to exercise thereof, then the conversion price shall be readjusted to a conversion price equal to that price which would have existed had the expired Convertible Securities never existed.

                   (E) For the purpose of the adjustments required under this
Section 2(b)(iv), if the Borrower issues or sells any rights or options for the purchase of Convertible Securities, then in each such case the Borrower shall be deemed to have issued at the time of the issuance of such rights or options the maximum number of additional shares of Common Stock (determined without regard to adjustment provisions similar to those contained in this Section 2) issuable upon conversion of the total amount of Convertible Securities covered by such rights or options and to have received as consideration for the issuance of such additional shares of Common Stock an amount equal to the amount of consideration, if any, received by the Borrower for the issuance of such rights or options, plus the minimum amounts of consideration, if any, payable to the Borrower upon the exercise of such rights or options plus the minimum amount of consideration, if any, payable to the Borrower (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon exercise of the conversion or purchase rights of such Convertible Securities. No further adjustment of the conversion price, adjusted upon the issuance of such rights or options, shall be made as a result of the actual issuance of the Convertible Securities upon the exercise of such rights or options or upon the actual issuance of additional shares of Common Stock upon exercise of the conversion or purchase rights of such Convertible Securities; provided, however, that if such right or option to purchase Convertible Securities shall expire prior to exercise thereof, or if such Convertible Securities shall expire prior to the exercise thereof, the conversion price shall be readjusted to a conversion price equal to that price which would have existed had the expired rights or options to purchase Convertible Securities or such Convertible Securities never existed.

              (v) Upon any adjustments of the conversion price or the amount or kind of securities or other property issuable upon conversion of the Notes, the Borrower shall prepare and mail to the holder thereof a certificate setting forth the event requiring the adjustment, the amount of the adjustment, the method by which the adjustment was calculated, and (after giving effect to the adjustment) the conversion price. Any disagreement between the Borrower and the Lenders regarding such adjustment shall be resolved pursuant to the process set forth in Section 2(b)(iv)(C) above.

     (c)  Mandatory Conversion.
          --------------------

          (i) Within thirty (30) days after the occurrence of a Mandatory Conversion Event (as defined below), the Borrower may, in its discretion, force the mandatory conversion of all or any part of the then outstanding Notes by delivery of written notice to that effect to each of the Noteholders. Not later than ten (10) business days after delivery of such notice, Lender shall surrender his Note in exchange for the shares of Common Stock into which his
Note is being converted, and shall also receive cash or a combination of cash plus Common Stock pursuant to Section 1, equal to all accrued but unpaid interest on such converted amount to the date of conversion. If less than all of a Note is being converted, Borrower shall return a new Note to the Lender on the same terms and conditions and in the amount of the non-converted portion of the original Note. Any conversion under this Section of less than all of the then outstanding Notes shall be done pro rata among the Notes based on the original principal amounts of the Notes.

          (ii) For purposes of this Section, a "Mandatory Conversion Event" shall occur each time the Current Market Price of the Common Stock equals or exceeds the Trigger Price for twenty (20) out of any thirty (30) consecutive trading days during the applicable Measurement Period, as follows:

             Measurement Period                 Trigger Price
             ------------------                 -------------
     Prior to December 1, 1999                      $6.50
     December 1, 1999 through November 30, 2000     $7.00
     After November 30, 2000                        $7.50

     3.   Issue and Sale of Warrants. The Borrower shall issue and sell to each
          --------------------------
Lender in connection with each Loan a ten-year Warrant representing the right to purchase, for a price (the "Exercise Price") of $1.10 per share, the number of shares of Common Stock equal to one share for every $2.00 in principal amount of the Loan made by such Lender. Each Lender agrees to purchase such a Warrant concurrently with each Loan made by it. The purchase price for each Warrant shall be equal to the product of $0.01 multiplied by the number of shares initially issuable upon exercise of such Warrant. Concurrently with each Loan made by a Lender, the Borrower shall execute and deliver to such Lender a Warrant representing the right to purchase the number of shares of Common Stock determined in accordance with the first sentence of this Section 3, and such Lender shall promptly pay the Borrower the purchase price of such Warrant determined in accordance with this Section 3 or such purchase price shall be credited against interest payable to the Lender on his Note.

     4.   Representations and Warranties of the Borrower.  The Borrower hereby
          ----------------------------------------------
represents and warrants to the Lenders as follows:

          (a) Organization.  The Borrower is duly organized, validly existing
              ------------
and in good standing under the laws of the State of Nevada. The Borrower has full power and authority to own, lease and operate its properties and to conduct its business as currently conducted and is registered or qualified to do business and is in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a material adverse effect upon the business, financial condition, prospects, properties or operations of the Borrower.

          (b) Due Authorization.  The Borrower has all requisite power and
              -----------------
authority to execute, deliver and perform its obligations under this Agreement, the Notes and the Warrants, and this Agreement, the Notes and the Warrants have been duly authorized and validly executed and delivered by the Borrower and constitute valid and binding agreements of the Borrower and each is enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (c) Non-Contravention.  The execution and delivery of this Agreement,
              -----------------
the issuance and sale of the Note and Warrants to be sold by the Borrower hereunder, and the consummation of the transactions contemplated hereby will not conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, any material agreement or instrument to which the Borrower is a party or by which it is bound or the Articles of Incorporation (the "Charter") or the Bylaws of the Borrower nor result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Borrower or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Borrower is a party or by which the Borrower is bound or to which any of the property or assets of the Borrower is subject, nor conflict with, or result in a violation of, any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Borrower. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States is required for the valid issuance and sale of the Notes and Warrants to be sold pursuant to this Agreement (other than such as have been made or obtained).

          (d) Conversion Stock.  All of the shares of Common Stock issuable upon
              ----------------
conversion of the Notes have been duly authorized and reserved for issuance and, upon payment therefor and issuance thereof in accordance with the terms of the Notes, will be duly authorized, validly issued, fully paid and nonassessable.

          (e) Warrants Stock.  All of the shares of Common Stock issuable upon
              --------------
exercise of the Warrants have been duly authorized and reserved for issuance and, upon payment thereon and issuance thereof in accordance with the terms of the Warrants, will be duly authorized, validly issued, fully paid and nonassessable.

          (f) Capitalization.  The authorized and outstanding capital stock of
              --------------
the Borrower and rights to acquire capital stock of the Borrower are as set forth in the Form 10-K. Except as set forth in the Form 10-K, there are no outstanding shares of, or rights to acquire shares of, capital stock of the Borrower.

          (g) Legal Proceedings.  There is no legal or governmental proceeding
              -----------------
pending or, to the knowledge of the Borrower, threatened or contemplated to which the Borrower is or may be a party or of which the business or property of the Borrower is or may be subject that, if adversely determined, would have a material adverse effect upon the business, financial condition, prospects, properties or operations of the Borrower.

          (h) No Violations.  The Borrower is not in violation of its Charter or
              -------------
Bylaws, in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority (including without limitation any law, regulation or order relating to ERISA) applicable to the Borrower, which violation, individually or in the aggregate, would have a material adverse effect on the business or financial condition of the Borrower, or in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other agreement or instrument to which the Borrower is a party or by which the Borrower is bound or by which the properties of the Borrower are bound or affected, and there exists no condition which, with the passage of time or the giving of notice or both, would constitute a material default under any such document or instrument or result in the imposition of any material penalty or the acceleration of any indebtedness.

          (i) Government Permits, Etc.  The Borrower has all necessary
              ------------------------
franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department, or body that are currently necessary for the operation of the business of the Borrower as currently conducted, the absence of which would have a material effect on the business or operations of the Borrower.

          (j) Financial Statements.  The financial statements of the Borrower
              --------------------
and the related notes contained in the Form 10-K present fairly the financial position of the Borrower as of the dates indicated therein and its results of operations for the period therein specified, were prepared in accordance with generally accepted accounting principles and are true, correct and complete in all respects.

          (k) No Material Adverse Change.  Except as described in the Form 10-K,
              --------------------------
since July 31, 1998, the Borrower has not incurred any material liabilities or obligations, direct or contingent, other than in the ordinary course of business, and there has not been any material adverse change in its business, financial condition, prospects, properties or results of operations.

          (l) Form 10-K.  The Form 10-K does not contain any untrue statement of
              ---------
a material fact nor does it omit to state a material fact necessary to make the statements made therein not misleading.

          (m) Offers of Shares.  Neither the Borrower nor anyone acting on its
              ----------------
behalf has offered the Notes or Warrants or any similar securities to, or solicited any offer to purchase the same from, or otherwise approached or negotiated in respect thereof with, any person, or has taken any other action, which in all cases mentioned above would require the registration of the Securities under Section 5 of the Securities Act of 1933, as amended (the "1933 Act") or under the registration and qualification provisions of any securities or "blue sky" law of any applicable jurisdiction.

          (n) Contingent Liabilities.  The Borrower does not have any contingent
              ----------------------
liabilities that would be material to the Borrower that are not provided for or disclosed in the financial statements that are included in the Form 10-K.

          (o) Transaction with Affiliates.  All of the Borrower's transactions
              ---------------------------
and relationships with affiliates are on fair and reasonable terms comparable to those that would be obtained in an arm's-length transaction between unrelated third parties.

          (p) Fees and Commissions.  No broker's or finder's fee or commission
              --------------------
will be payable by the Borrower with respect to the issuance and sale of the Notes and Warrants or the transactions contemplated hereby, and the Borrower shall hold such Lender harmless from any claim, demand or liability for any such broker's or finder's fees or commission alleged to have been incurred in connection herewith.

          (q) Investment Company Act.  The Borrower is not and, after giving
              ----------------------
effect to the offering and sale of the Securities and the application of the proceeds thereof, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Borrower Act"). The Borrower is not directly or indirectly controlled by or acting on behalf of any person which is an "investment company" as such term is defined in the Investment Company Act.

          (r) ERISA.  Assuming the accuracy of the representation set forth in
              -----
Section 2(o), the execution and delivery of this Agreement and the issue and purchase of the Notes and Warrants hereunder will not, as of the date hereof, involve any transaction that is prohibited under Section 406(a)(1) the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or which is a "prohibited transaction" as defined in Section 4975(c)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), in either case for which a statutory or administrative exemption is not available.

               (i) The Borrower does not maintain, contribute to or have any liability with respect to any Plan or Multiemployer Plan.

               (ii)  The Borrower has no ERISA Affiliates.

               (iii) The Borrower is not a party to any collective bargaining agreement.

For purposes of this Section, the following terms shall be defined as stated below:

          "ERISA Affiliate" means each trade or business (whether or not incorporated) which, together with the Borrower, is treated as a single employer under Title IV of ERISA or Section 414 of the Code.

          "Multiemployer Plan" means a "multiemployer plan" as defined in
Section 4001(a)(3) of ERISA to which the Borrower, any of its subsidiaries or any ERISA Affiliate is then making or accruing an obligation to make contributions or has within any of the preceding five plan years made or accrued an obligation to make contributions, including for these purposes any person which ceased to be an ERISA Affiliate during such five-year period.

          "Plan" means an employee benefit plan, other than a Multiemployer Plan, which is subject to Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code or Section 302 of ERISA, and either (i) is maintained for employees of the Borrower, any of its subsidiaries or any ERISA Affiliate or in which any such employees participate or to which contributions are made by the Borrower, any of its subsidiaries or any ERISA Affiliate, or (ii) has at any time within the preceding five years been maintained for employees of the Borrower, any of its subsidiaries or any ERISA Affiliate or any person which was at such time an ERISA Affiliate or in which any such employees participated at such time, or (iii) with respect to which the Borrower, any of its subsidiaries or any ERISA Affiliate could be subjected to any liability under Title IV of ERISA (including without limitation Section 4069 of ERISA) in the event that such plan has been or were to be terminated.

          5.  Affirmative Covenants of the Borrower.  The Borrower makes the
              -------------------------------------
following covenants to each of the Lenders, upon which the Lenders are relying in entering into this Agreement and which shall survive until the Notes are repaid in full or converted:

          (a) Reports.  Borrower shall provide said Lender with (i) unaudited
              -------
financial statements within forty-five (45) days of the end of each of the Borrower's first three fiscal quarters; (ii) audited financial statements within ninety (90) days of the end of the Borrower's fiscal year or, if no audited financial statements are prepared, unaudited financial statements within that same time period.

          (b) Compliance with Laws.  The Borrower shall comply in all material
              --------------------
respects with all applicable statutes, rules, regulations and orders of and all applicable restrictions imposed by all governmental authorities related to the conduct of its business and the ownership of its property (including, without limitation, applicable statutes, rules, regulations, orders and restrictions relating to environmental, safety and other similar standards or controls) unless the failure to so comply would not have a material adverse effect on the business or condition (financial or otherwise) of the Borrower.

          (c) Insurance.  The Borrower shall maintain, with financially sound
              ---------
and reputable insurers, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by owners of established reputation engaged in the same or similar business and similarly situated, in such amounts and by such methods as shall be customary for such owners and deemed adequate by the Borrower.

          (d) Litigation.  The Borrower shall promptly notify each of the
              ----------
Lenders of any material litigation or legal proceedings initiated against the Borrower or any violation or potential violation of any representation, warranty or covenant under this Agreement or the Notes. For the purpose of this Section 5(d) materiality shall be any contingent liability in excess of $100,000.

          6.  Negative Covenants of the Borrower.  The Borrower makes the
              ----------------------------------
following negative covenants to each Lender, upon which each Lender is relying in entering into this Agreement and which shall survive until the Notes are repaid in full or converted. After the closing of the transactions contemplated by this Agreement, without the written consent of the holders of the majority of principal amount of the then outstanding Notes:

          (a) Mergers; Reorganizations.  The Borrower shall not become a party
              ------------------------
to a merger or consolidation with any other person, corporation, business trust, partnership or entity ("Person"), nor will the Borrower acquire all or substantially all of the assets or securities of any Person, nor will the Borrower sell, lease or otherwise dispose of all or a substantial part of its assets.

          (b) Distributions and Redemptions.  The Borrower shall not apply any
              -----------------------------
sum to the payment of any dividend or other distribution on any share of the capital stock of the Borrower or make any loans or advances to any person or entity or redeem any securities of the Borrower.

          (c) Limitation on Future Indebtedness.  The Borrower shall not incur
              ---------------------------------
any new indebtedness (contingent or otherwise), except for: (i) an accounts receivable line of credit up to the greater of $2,000,000 or 70% of eligible accounts receivable; (ii) purchase money indebtedness incurred in the ordinary course of business up to $750,000 in principal amount in the aggregate; (iii) unsecured obligations incurred, currently payable and paid by the Borrower in the ordinary course of business; (iv) indebtedness approved in writing by the holders of a majority in aggregate principal amount of the Notes; and (v) indebtedness subordinated to the Loans made by the Lenders. Borrower shall not permit or agree to any extension, compromise or settlement or make any material change, modification or settlement of any account of the Borrower which would adversely affect Borrower.

          (d) No Liens.  The Borrower shall not, except in the ordinary course
              --------
of business, sell, encumber, pledge, mortgage, grant a security interest in, assign, hypothecate or otherwise obligate any of the Borrower's assets, or permit any lien, charge, security interest, abstract of judgment or any other encumbrance on any of its assets, except in connection with the incurrence of indebtedness permitted by Section 6(c).

          (e) No Related Party Agreement.  The Borrower shall not enter into or
              --------------------------
become a party to any transaction with any affiliate, shareholder, officer or director of the Borrower, except employment and consulting agreements entered into in the ordinary course of business on commercially reasonable terms.

          (f) No Violation.  The Borrower shall not cause or permit any
              ------------
violation of any representation, warranty or covenant under this Agreement or the Notes or cause or permit any action that could result in a violation of any representation, warranty or covenant under this Agreement or the Notes, or violate or take any action which is likely to result or will result in the violation of any contract or agreement by which the Borrower is bound.

          7.  Restrictions on Transfer and Lender Representations.  In
              ---------------------------------------------------
acquiring the Note, any Warrants, any shares of Stock issued as interest payments on the Notes, and any shares of Common Stock issuable upon exercise of the Warrants (collectively, the "Securities"), each Lender makes the following representations, warranties and agreements:

          (a) Such Lender has received and read and understands the Company's Annual Report on Form 10-K for the year ending July 31, 1998 (the "Form 10-K"), which contains important information relating to the Borrower and has relied solely on the Form 10-K; such Lender has not relied on any oral representations or oral information furnished to such Lender in connection with the purchase of the Securities.

          (b) Such Lender has had the opportunity to seek from the Borrower or its representatives, and has received from such parties, all information deemed necessary by such Lender to evaluate the merits and risks of an investment in the Borrower. Such Lender has had the opportunity to verify the accuracy of the information contained in the Form 10-K and to seek investment, tax or legal counsel prior to investing in the Borrower.

          (c) Such Lender understands that, except as provided in Section 8 below, the Securities will not be registered for sale under the 1933 Act, or registered or qualified under any state securities laws in reliance upon exemptions from such registration and qualification, and that such exemptions depend in large part on such Lender's representations and warranties herein.

          (d) Such Lender, if a corporation, partnership, trust or other entity, is authorized and duly empowered to purchase and hold the Securities, has its principal place of business at the address set forth on the signature page and has not been formed for the specific purpose of acquiring the Securities.

          (e) The Securities are being purchased for the account specified on the signature page hereof, for investment and not with a view to resale or distribution to any person, corporation or other entity. Such Lender also understands that there will not be any public market for the sale of such Shares.

          (f) Such Lender has such knowledge and experience in financial and business matters that will enable such Lender to utilize the information made available to it in connection with this investment to evaluate the merits and risks of an investment in the Borrower.

          (g) Such Lender is able to bear the economic risks related to a purchase of Shares (i.e., such Lender is able to afford a complete loss of the Securities such Lender is subscribing to purchase). Such Lender has made other investments of a similar nature and, by reason of such Lender's business and financial experience, has acquired the capacity to protect its own interests in investments of this nature. Such Lender has carefully reviewed the Form 10-K, and has made its own examination of the investment, as well as the accounting and tax aspects of this transaction, and will depend on the advice of its own counsel and accountants.

          (h) Such Lender recognizes that the Securities involve a high degree of risk, including those special risks referred to or set forth in the Form 10-K.

          (i) Such Lender is an "accredited investor" within the meaning of Rule 501 of Regulation D as promulgated under the 1933 Act.

          (j) All information which such Lender has provided to the Borrower, including, but not limited to, such Lender's financial position and knowledge of financial and business matters, is true, correct and complete as of the date of execution of this Agreement. Such Lender understands that the Borrower will rely to a material degree upon the representations contained herein.

          (k) Such Lender is aware that no federal or state agency has made any finding or determination as to the fairness of investment in, nor any recommendation or endorsement of, the Securities.

          (l) Such Lender understands that the Securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the 1933 Act and applicable state securities laws, pursuant to either a registration or an exemption therefrom, and that the Securities will contain a legend to that effect.

          (m) Such Lender further represents and warrants to the Borrower that, with respect to each source of funds to be used by it to purchase Shares hereunder (each being referred to as the "Source"), at least one of the following statements is and shall be accurate as of the date hereof:

               (i) the Source is not the assets of any "plan" (as such term is defined in Section 4975(e)(1) of the Code) subject to Section 4975 of the Code, or any "employee benefit plan" (as such term is defined in Section 3(3) of ERISA) subject to Section 406 of ERISA (each such plan and employee benefit plan, being referred to as a "Benefit Plan") or otherwise out of "plan assets" within the meaning of United States Department of Labor regulation Section 2510.3-101, 29 CFR 2510.3-101;

               (ii) the Source is the assets of a "governmental plan" (as such term is defined in Section 3(32) of ERISA);

               (iii) such Lender is an insurance company and the Source is the assets of its general asset account and the conditions set forth in Sections I(a) and IV of Prohibited Transaction Class Exemption ("PTCE") 95-60 have been satisfied with respect to such Lender's purchase of the Securities;

               (iv) such Lender is an insurance company and the Source is the assets of an insurance company pooled separate account within the meaning of PTCE 90-1 issued by the United States Department of Labor and either (x) no Benefit Plan has assets in such separate account which exceed or are expected to exceed 10% of the total assets of such separate account as of the date hereof (for purposes of this clause (iv), all Benefit Plans maintained by the same employer or employee organization are deemed to be a single plan), or (y) such Lender has disclosed to the Borrower in writing prior to the date hereof the identity of each Benefit Plan whose assets in such separate account exceed or are expected to exceed 10% of the total assets of such separate account as of the date hereof;

               (v) such Lender is a bank and the Source is assets of a collective investment fund as defined in Section IV(e) of PTCE 91-38 and either
(x) no Benefit Plan has assets in such collective investment fund which exceed or are expected to exceed 10% of the total assets of such collective investment fund as of the date hereof (for purposes of this clause (v), all Benefit Plans maintained by the same employer or employee organization are deemed to be a single plan), or (y) such Lender has disclosed to the Borrower in writing prior to the date hereof the identity of each Benefit Plan whose assets in such collective investment fund exceed or are expected to exceed 10% of the total assets of such collective investment fund as of the date hereof;

               (vi) the Source is assets of an " investment fund" managed by a "qualified professional asset manager" or "QPAM" (as such terms are defined in Part V of PTCE 84-14), and the conditions set forth in Sections I(c), (d), (e) and (g) of PTCE 84-14 have been satisfied, and the identity of such QPAM and the names of all Benefit Plans whose assets are included in such investment fund (other than, in the case of a collective investment fund described in the clause
(v) above, any Benefit Plan the identity of which is not required to be disclosed to the Borrower pursuant to clause (v) above) have been identified in writing to the Borrower prior to the date hereof pursuant to this clause (vi); or

               (vii) the Source is assets of a Benefit Plan or a separate account comprised of Benefit Plans, which Benefit Plans have been identified in writing to the Borrower prior to the date hereof pursuant to this clause (vii).

          8.   Registration Rights.  The Borrower hereby grants to the Lenders
               -------------------
the registration rights provided in the Registration Rights Agreement attached hereto as Exhibit C.

          9.   Board Representation. As a condition to its investment,
               --------------------
ServiceMaster Venture Fund, LLC ("ServiceMaster Ventures") will be entitled to designate a representative to the Board of Directors of the Borrower and the Borrower agrees to appoint such representative to the Board. The Borrower agrees to pay such representative's reasonable out-of-pocket expenses in connection with attendance at Board of Directors or committee meetings.

          10.  Restriction on Transfer.  Each Lender hereby agrees that it shall
               -----------------------
not transfer any of the Securities to any person or entity who competes, directly or indirectly, with the Borrower, without the prior written consent of the Borrower.

          11.  Default.
               -------

          (a)  Events of Default.  The occurrence of any of the following events
               -----------------
shall be an event of default under this Agreement and the Notes ("Events of Default"):

               (i) A default in payment of any principal of or interest on the Notes which remains uncured for a period of more than five (5) business days;

               (ii) If default shall be made in the due and punctual payment, after applicable cure periods, of indebtedness of the Borrower of $200,000 or more, other than the Notes;

               (iii) If default shall be made in the due and punctual performance or observance of any non-payment term, condition or covenant contained in this Agreement or the Notes and such default continues unremedied for a period of thirty (30) days after written notice to the Borrower by any Lender, or if any representation or warranty of the Borrower contained in this Agreement is untrue or inaccurate in any material respect as of the date on which such representation or warranty is made;

               (iv) If the Borrower ceases to carry on business on a regular basis or enters into an agreement to sell substantially all of its assets or an agreement whereby it merges into, consolidates with or is acquired by any other business entity;

               (v) If the Borrower: (i) becomes unable to pay its debts generally as they become due; (ii) files a petition in bankruptcy or a petition to take advantage of any insolvency act or other act for the relief or aid of debtors; (iii) makes an assignment for the benefit of its creditors; (iv) consents to or acquiesces in the appointment of a receiver, liquidator or trustee of itself or of the whole or any part of its properties and assets; (v) files a petition or answer seeking for itself reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the federal bankruptcy laws or any other applicable law; (vi) has a petition in bankruptcy filed against it and such proceeding continues undismissed or unstayed for sixty (60) days; or (vii) is served with a three day notice to quit any of its leasehold premises, which notice is not discharged or contested in good faith by appropriate proceedings prior to the initiation of an unlawful detainer suit against the Borrower;

               (vi) If a court of competent jurisdiction shall enter an order, judgment or decree appointing, without the consent or acquiescence of the Borrower, as a receiver, liquidator or trustee of the Borrower, or of the whole or any substantial part of its properties and assets, or approving a petition filed against it seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the federal bankruptcy laws or any other applicable law, and such order, judgement or decree shall remain unvacated or not set aside or unstayed for an aggregate of 30 days, whether or not consecutive, from the date of the entry thereof;

               (vii) If, under the provisions of any other law for the relief or aid of debtors, any court of competent jurisdiction shall assume custody or control of the Borrower or the whole or any substantial part of its operations and assets and such custody and control shall remain unterminated or unstayed for an aggregate of 30 days, whether or not consecutive, from the date of assumption of such custody or control; or

          Upon an Event of Default, at the option of any holder of a Note, the Note, together with the interest charges accrued thereon, shall become immediately due and payable in cash.

          (b) Suits for Enforcement.  In case any one or more Events of Default
              ---------------------
shall have occurred and be continuing, a Lender or the holder of a Note may proceed to protect and enforce its right by suit in equity or action at law, whether for the specific performance of any term contained in this Agreement or in the Note or for an injunction against any breach of any such term or in aid of the exercise of any power granted in this Agreement or in the Note, or may proceed to enforce the payment of the Note or to enforce any other legal or equitable right of the holder of the Note, or may take any one or more of such actions.

          (c) Remedies Cumulative.  No right, power or remedy conferred
              -------------------
hereunder or upon any holder of a Note shall be exclusive, and such right, power or remedy shall be cumulative and in addition to every other right, power or remedy, whether conferred hereby or by the Note or now or hereafter available at law or in equity or by statute or otherwise.

          (d) Remedies Not Waived.  No course of dealing between the Borrower
              -------------------
and the Lenders or the holders of the Notes, and no delay in exercising any right, power or remedy conferred hereby or by the Notes or now or hereafter existing at law or in equity or by statute, or otherwise, shall operate as a waiver of or otherwise prejudice any such right, power or remedy.

          12. Expenses.  The Borrower agrees to pay all reasonable out-of-
              --------
pocket expenses (including the reimbursement of the reasonable fees of one counsel) of ServiceMaster Ventures and its affiliates incurred in connection with the preparation, negotiation, execution and delivery of this Agreement, and any amendment or waiver with respect thereto.

          13.  Severability.  In the event any provision of this Agreement shall
               ------------
finally be determined to be unlawful, such provision shall be deemed to be severed from this Agreement and every other provision of this Agreement shall remain in full force and effect.

          14.  Attorneys' Fees.  In the event any action in law or equity,
               ---------------
arbitration or other proceeding is brought for the enforcement of this Agreement or in connection with any of the provisions of this Agreement, the prevailing party or parties shall be entitled to its attorneys' fees and other costs reasonably incurred in such action or proceeding.

          15.  Notices.  Any notice to be given hereunder shall be given (except
               -------
as otherwise expressly set forth herein) by registered or certified mail, postage prepaid, by cable, telex or facsimile, or may be delivered by hand or by messenger and shall be deemed to have been received as follows: if given by registered or certified mail, five business days after posting; if given by cable, two business days after dispatch; if given by telex or facsimile, one business day after dispatch; and if delivered by hand or by messenger and receipted for by or on behalf of the party to whom the notice is directed, at the time of such delivery. Any notice shall be sent to the address given in the signature blocks of this Agreement or to such other address as the relevant party may notify to the other.

          16.  Entire Agreement; Amendment.  This Agreement and the exhibits
               ---------------------------
hereto contain all of the agreements between the parties with respect to the matters contained herein and supersedes all prior written or oral and all contemporaneous oral agreements or understandings between the parties pertaining to any such matters. No provision of this Agreement may be amended or added to except by an agreement in writing signed by the Borrower and holders of at least a majority in principal amount of the then outstanding Notes.

          17.  Controlling Law.  This Agreement shall be governed by,
               ---------------
interpreted under, and construed and enforced in accordance with the laws of the State of Texas applicable to agreements made and to be performed wholly within the State of Texas. In the event a judicial proceeding is necessary, the sole forum for resolving disputes arising under or relating to this Agreement, the Notes or the Warrants shall be the applicable courts in Austin, Texas, and all related appellate courts, and the parties hereby consent to the jurisdiction of such courts, and that venue shall be in Austin, Texas.

          18.  Counterparts.  This Agreement may be executed in counterparts,
               ------------
each of which shall be an original but all of which shall constitute one and the same instrument.

                             "Borrower"

                             Prosoft I-Net Solutions, Inc., a Nevada corporation

                             By:
                                -------------------------------------------
                             Name:
                                  -----------------------------------------
                             Address:  3001 Bee Caves Rd., Suite 100
                                       Austin, Texas 78746


          The foregoing Agreement is hereby accepted as of the date first written above.


Name of Lender:
                              ----------------------------------
Authorized Signature:
                              ----------------------------------
Amount of Loan:               $
                               ---------------------------------
Exact Name in which Note and
Warrants are to be Issued:    ----------------------------------

Address:
                              ----------------------------------
                              ----------------------------------
                              ----------------------------------

                                   Schedule 1
                                   ----------

                                    Lenders
                                    -------

                                   EXHIBIT A

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND HAS BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO THE DISTRIBUTION THEREOF, AND THIS NOTE MAY NOT BE SOLD OR TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING IT OR THE BORROWER RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE BORROWER STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.


                          CONVERTIBLE PROMISSORY NOTE


Payee:                                                    ________________, 1998
Address:


Principal Amount:  $


          FOR VALUE RECEIVED, Prosoft I-Net Solutions, Inc., a Nevada corporation ("Maker"), hereby promises to pay on or before the Maturity Date (as defined below) to payee above named, or order (the "Payee"), at the address set forth above, or such other place(s) as the Payee shall from time to time designate, the principal sum set forth above. This Note is issued pursuant to that certain Note and Warrant Purchase Agreement dated as of ___________, 1998 (the "Agreement") by and among Maker and the persons listed on Schedule 1 thereto and is subject to and entitled to the benefits of the Agreement. All capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement.

          Maker shall pay simple interest on the unpaid principal amount of this Note at the rate of 13% per annum during the entire term of the Note. Maker will pay interest quarterly in arrears on January 31, April 30, July 31 and October 31 of each year, or if any such day is not a business day, on the next business day. All unpaid principal and any accrued interest on this Note shall be due and payable on November 30, 2003 (the "Maturity Date").

          All principal, or any portion thereof, on this Note is convertible, at the option of the Holder, into shares of Common Stock of Maker, all as provided in the Agreement. In addition, this Note is subject to mandatory conversion, at the option of Maker, upon the occurrence of certain events as provided in the Agreement. Maker agrees that Payee shall be entitled to the registration rights set forth in the Registration Rights Agreement with respect to any shares of Common Stock of Maker received upon conversion of this Note.

          Payment of principal and interest shall be made in lawful money of the United States of America. Maker shall have the right to prepay without penalty all or any part of the unpaid balance of this Note at any time; provided that Maker shall give the Holder at least ten (10) days' prior written notice of such prepayment and the Holder shall continue to have the right to convert this Note during such ten-day period. Payments shall be applied first against the accrued interest and then against outstanding principal. Payment shall be considered to have been timely made if received by Payee within five (5) business days following the due date. Notwithstanding the foregoing, Maker, in its discretion, may elect to pay up to fifty percent (50%) of accrued interest in shares of Common Stock of Maker. For purposes of such interest payments in shares of Common Stock, the Common Stock will be valued at the average closing bid price per share for the Common Stock of Maker for the five (5) business days prior to the due date for the interest payment, based on the prices reported by the Nasdaq SmallCap Market or the closing prices reported by any successor market on which the Common Stock is traded.

          Notwithstanding anything in this Note to the contrary, the entire unpaid principal amount of this Note, together with all accrued but unpaid interest thereon and other unpaid charges hereunder, will become immediately all due and payable without further notice at the option of Payee upon the occurrence of an Event of Default (as defined in the Agreement).

          In the event that legal proceedings are instituted to collect any amount due under this Note, Maker agrees to pay all costs of collection thereof, including reasonable attorney's fees, whether or not suit or action is commenced to enforce payment of this Note. Presentment for payment, demand, notice of dishonor and protest and notice of protest and non-payment are hereby waived by Maker.

          Subject to certain exceptions, this Note may be amended with the consent of the holders of at least a majority in principal amount of the then outstanding Notes, and any existing default (except a payment default) may be waived with the consent of holders of at least two-thirds (2/3) in principal amount of the then outstanding Notes. Without the consent of any noteholder, this Note may be amended to cure any ambiguity, defect or inconsistency, or to make any change that does not adversely affect the rights of the Holder.

          This Note will be interpreted in accordance with the laws of the State of Texas, including all matters of construction, validity, performance and enforcement, without giving effect to the principles of conflict of laws.

          All rights, remedies, and undertakings, obligations, options, covenants, conditions and agreements contained in this Note and the Agreement are cumulative and no one of them will be exclusive of any other. Any notice to any party concerning this Note will be delivered as set forth in the Agreement. The Note may not be changed, modified, amended or terminated orally.

          In the event that this Note shall require the payment of interest in excess of the maximum amount permissible under applicable law, Maker's obligations hereunder shall automatically and retroactively be deemed reduced to the highest maximum amount permissible under applicable law. In the event Payee receives as interest an amount that would exceed such maximum applicable rate, the amount of any excess interest shall not be applied to the payment of interest hereunder, but shall automatically and retroactively be applied to the reduction of the unpaid principal balance due hereunder. In the event and to the extent such excess amount of interest exceeds the outstanding unpaid principal balance hereunder, any such excess amount shall be immediately returned to Maker by Payee.

                                       "MAKER"

                                       Prosoft I-Net Solutions, Inc.,
                                       a Nevada corporation


                                       By:  __________________________________

                                   EXHIBIT B

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("ACT"), AND THIS WARRANT CANNOT BE SOLD OR TRANSFERRED AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT CANNOT BE SOLD OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE BORROWER ISSUING THIS WARRANT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.

Warrant No. 98-_______________                                ___________ Shares
                                                         (Subject to Adjustment)


                         COMMON STOCK PURCHASE WARRANT

                               ___________, 1998

          This certifies that, for value received, ____________________________ ("Warrantholder") is entitled to subscribe for and purchase from Prosoft I-Net Solutions, Inc., a Nevada corporation ("Borrower"), __________ shares of the Borrower's Common Stock, $.001 par value ("Common Stock"), at the price of $1.10 per share ("Exercise Price") at any time from the date hereof to and including November 30, 2008 ("Expiration Date"), subject to the terms and conditions stated herein. The Warrant is issued pursuant to that certain Note and Warrant Purchase Agreement dated as of ____________, 1998 (the "Agreement") by and among the Borrower and certain lenders, including Warrantholder.

          1.   Exercise of Warrant.  The rights represented by this Warrant may
               -------------------
be exercised in whole or in part by the holder hereof by the surrender of this Warrant and delivery of an executed Subscription Agreement in the form attached hereto as Exhibit A to the Borrower at its principal executive office, or such other place as the Borrower shall designate in writing, at any time or times prior to the Expiration Date, accompanied by payment for the Common Stock so subscribed for in cash or certified bank or cashier's checks.

          2.   Investment Representation.  Warrantholder by accepting this
               -------------------------
Warrant represents that the Warrant is acquired for Warrantholder's own account for investment purposes and not with a view to any offering or distribution and that Warrantholder has no present intention of selling or otherwise disposing of the Warrant or the underlying shares of Common Stock in violation of applicable securities laws. Upon exercise, Warrantholder will confirm, in respect of securities obtained upon such exercise, that Warrantholder is acquiring such securities for his or its own account and not with a view to any offering or distribution in violation of applicable securities laws. Warrantholder acknowledges that the certificate(s) representing the Common Stock issued upon exercise of this Warrant shall be endorsed with the legend set forth on this Warrant and all other legends, if any, required by applicable federal and state securities laws to be placed on the certificate(s).

          3.   Validity of Common Stock.  The Borrower warrants and agrees that
               ------------------------
all shares of Common Stock which may be issued upon the exercise of this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Borrower further warrants and agrees that during the period within which this Warrant may be exercised, the Borrower will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

          4.   Adjustments.  The number of shares of Common Stock for which
               -----------
Warrantholder is entitled to subscribe and purchase from the Borrower pursuant to this Warrant and the Exercise Price for such shares shall be subject to adjustment from time to time only as follows:

          (a)  Adjustments for Stock Splits and Combinations.  If the Borrower
               ---------------------------------------------
at any time or from time to time after the date hereof effects a subdivision of the outstanding Common Stock, the number of shares of Common Stock for which Warrantholder is entitled to subscribe and purchase from the Borrower upon exercise of this Warrant shall be proportionately increased and the Exercise Price then in effect immediately before the subdivision shall be proportionately decreased, and conversely, if the Borrower at any time or from time to time after the date hereof combines the outstanding shares of Common Stock, the number of shares of Common Stock for which Warrantholder is entitled to subscribe and purchase from the Borrower shall be proportionately decreased and the Exercise Price then in effect immediately before the subdivision shall be proportionately increased. Any adjustment under this subsection shall become effective at the close of business on the date the subdivision or combination becomes effective.

          (b)  Adjustments for Certain Dividends and Distributions.  In the
               ---------------------------------------------------
event the Borrower at any time or from time to time after the date hereof makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the number of shares of Common Stock for which Warrantholder is entitled to subscribe and purchase from the Borrower upon exercise of this Warrant shall be proportionately increased and the Exercise Price then in effect shall be proportionately decreased as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the number of shares of Common Stock for which Warrantholder is entitled to subscribe and purchase from the Borrower and the Exercise Price therefor shall be recomputed accordingly as of the close of business on such record date and thereafter the number of shares of Common Stock then issuable on exercise of this Warrant and the Exercise Price therefor shall be adjusted pursuant to this subsection as of the time of actual payment of such dividends or distributions.

          (c)  Adjustment for Reclassification, Exchange and Substitution.  If
               ----------------------------------------------------------
the Common Stock issuable upon the exercise of this Warrant is changed into the same or a different number of shares of any class or classes of stock, whether by reclassification, recapitalization or otherwise (other than pursuant to a Terminating Transaction as described in Section 5), then and in any such event Warrantholder shall have the right thereafter to purchase the kind and amount of stock and other securities and property receivable upon such reclassification, recapitalization or other change, by holders of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant immediately prior to such reclassification, recapitalization or change, all subject to further adjustment as provided herein.

          (d)  Notice of Adjustments.  Upon any adjustments of the Exercise
               ---------------------
Price or the amount or kind of securities or other property issuable upon exercise of this Warrant, then and in each case the Borrower shall give written notice of such adjustment to the holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the amount and kind of securities purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

          (e)  Notice of Record Date.  In the event of (i) any taking by the
               ---------------------
Borrower of a record of the holders of any class of Common Stock for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any capital transaction that the Borrower proposes to effect requiring adjustments pursuant to this Section 4 ("Capital Transaction"), the Borrower shall mail to Warrantholder at least twenty (20) days prior to the date specified therein, a notice specifying (1) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (2) the date on which any such Capital Transaction is expected to become effective, and (3) the time, if any, that is to be fixed, as to when the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such Capital Transaction.

          5.   Early Expiration of Warrant.
               ---------------------------

          (a) Upon the occurrence of a Terminating Transaction (as defined in paragraph (b) below), as of the effective date of such Terminating Transaction this Warrant shall terminate unless (i) the Board of Directors of the Borrower ("Board") otherwise shall provide in writing for the continuance of this Warrant or for the substitution for the Warrant of a new Warrant covering the securities of a successor corporation or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise prices, in which event the Warrant shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or (ii) the Board otherwise shall provide in writing for such adjustments as it deems appropriate in the terms and conditions of the then outstanding Warrant including without limitation providing for the cancellation of the Warrant and its automatic conversion into the right to receive the securities or other properties which a holder of Common Stock underlying the Warrant would have been entitled to receive (net of the appropriate exercise price) upon such Terminating Transaction had such Warrant been exercised immediately prior to the effective date of the Terminating Transaction. In all cases, the nature and extent of adjustments under this
Section 5 shall be determined by the Board in good faith, and any such determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

          (b) For purposes of this Section 5, the term "Terminating Transaction" shall mean any of the following events: (a) the dissolution or liquidation of the Borrower; (b) a reorganization, merger, or consolidation of the Borrower with one or more entities (except with respect to a transaction, the purpose of which is to change the domicile of the Borrower), as a result of which the Borrower goes out of existence or becomes a subsidiary of another entity (which shall be deemed to have occurred if another entity or group of entities acting in concert shall own, directly or indirectly, more than 50% of the aggregate voting power of all outstanding equity securities of the Borrower); or (c) a sale of all or substantially all of the Borrower's assets.

          (c) In case at any time the Borrower shall propose to enter into a Terminating Transaction, then, in each one or more of said cases, the Borrower shall give to the holder of this Warrant at least twenty (20) days' prior written notice of (i) the date on which the books of the Borrower shall close or a record shall be taken for purposes of ascertaining which shareholders will be entitled to vote on such Terminating Transaction; (ii) the date on which the vote shall be taken concerning such Terminating Transaction; and (iii) the date on which such Terminating Transaction is to be effective. Such notice shall also specify the date as of which the holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon the Terminating Transaction.

          6.   Transfer of Warrant.  This Warrant may be transferred, sold,
               -------------------
assigned or hypothecated, only pursuant to a valid and effective registration statement or if the Borrower has received from counsel to the Borrower a written opinion to the effect that registration of the Warrant or the Common Stock underlying the Warrant is not necessary in connection with such transfer, sale, assignment or hypothecation. Any such assignment shall be effected by Warrantholder by (i) executing the form of assignment at the end hereof; (ii) surrendering the Warrant for cancellation at the office or agency of the Borrower referred to in Section 1 hereof, accompanied by the opinion of counsel satisfactory to the Borrower referred to above; and (iii) delivery to the Borrower of a statement by the transferee holder (in a form acceptable to the Borrower and its counsel) that such Warrant is being acquired by such holder for investment and not with a view to its distribution or resale; whereupon the Borrower shall issue, in the name or names specified by the holder (including Warrantholder) new Warrants representing in the aggregate rights to purchase the same number of Shares as are purchasable under the Warrant surrendered. The term "Warrantholder" shall be deemed to include any person to whom this Warrant is transferred in accordance with the terms herein.

          7.   Registration Rights.  The Borrower hereby grants to Warrantholder
               -------------------
the rights provided in the Registration Rights Agreement attached to the Agreement with respect to shares of Common Stock issued to the Warrantholder hereunder.

          8.   Miscellaneous Matters.
               ---------------------

          (a) As used herein, the term "Common Stock" shall mean the Borrower's presently authorized Common Stock, $.001 par value, and stock of any other class into which such presently authorized Common Stock may hereafter have been converted.

          (b) As used herein, the word "person" shall mean an individual or entity.

          (c) This Warrant and the name and address of the Warrantholder may be registered in a Warrant Register that is kept at the principal office of the Borrower, and the Borrower may treat the holder so registered as the owner of this Warrant for all purposes.

          (d) This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Borrower, or to any other rights whatsoever except the rights herein expressed, and no cash dividend paid out of earnings or surplus or interest shall be payable or accrue in respect of this Warrant or the interest represented hereby or the Securities which may be subscribed for and purchased hereunder until and unless and except to the extent that the rights represented by this Warrant shall be exercised.

          (e) This Warrant shall be governed by and interpreted in accordance with the internal laws, and not the law of conflicts, of the State of Texas.

          (f) All notices under this Warrant shall be given as set forth in the Agreement and, with respect to Warrantholder, to the address of Warrantholder registered on the books of the Borrower.

          (g) Section 14 of the Agreement, relating to attorneys' fees, shall be specifically incorporated by reference into this Warrant.

          (h) This Warrant may be amended by the consent of the Borrower and the holders of at least a majority of all remaining outstanding warrants issued under the Agreement, provided that no such change may shorten the time of exercise or increase the exercise price of this Warrant without the consent of Warrantholder.

                                       Prosoft I-Net Solutions, Inc.,
                                       a Nevada corporation


                                       By: ____________________________________

                                   EXHIBIT A

                             SUBSCRIPTION AGREEMENT

                                                      ___________________, 19___

To: Prosoft I-Net Solutions, Inc.

          The undersigned, pursuant to the provisions set forth in Warrant No. __________, hereby agrees to subscribe for and purchase _____________ shares of the Common Stock covered by such Warrant, and makes payment herewith in full for such Common Stock at the Exercise Price.

                              Signature: __________________________ Printed Name
                              and Title: _______________________________________

                              Address: _________________________________________
                                    ____________________________________________
                                    ____________________________________________



                                  __________

                                  ASSIGNMENT

          FOR VALUE RECEIVED ____________________________ hereby sells, assigns and transfers all of the rights of the undersigned under Warrant No. _______________, with respect to the number of shares of Common Stock covered thereby set forth below unto:

Name of Assignee          Address                  No. of Shares
----------------          -------                  -------------

________________      _____________________        _____________
                      _____________________


          Dated: ____________________, 19____.


                                       Signature: _________________ Printed Name and Title: ______________________________

                                       Address: ________________________________
                                             ___________________________________
                                             ___________________________________